                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

In re:                                                                                    Case No.:     399-02649 THROUGH 399-02680
                                                                                                        ---------------------------
       SERVICE MERCHANDISE COMPANY, INC.
       ---------------------------------
                                                                                          Judge:        PAINE
                                                                                                        ---------------------------

                                                                                          Chapter 11

Debtor(s)

         MONTHLY OPERATING REPORT FOR PERIOD ENDING            November 25, 2001

         COMES NOW,     SERVICE MERCHANDISE COMPANY, INC.
Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing October 29, 2001 and ending November 25, 2001 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

                  X   Monthly Reporting Questionnaire (Attachment 1)
                 ---

                  X   Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                 ---

                 N/A  Summary of Accounts Receivable (Form OPR-3)
                 ---

                  X   Schedule of Postpetition Liabilities (Form OPR-4)
                 ---

                  X   Statement of Income (Loss) (Form OPR-5)
                 ---

         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

Date: December 17, 2001        DEBTOR - IN - POSSESSION

                               By:              /s/ KENNETH A. CONWAY
                                               ---------------------------------
                               Name and Title: KENNETH A. CONWAY, VICE PRESIDENT
                                               AND CONTROLLER
                               Address:        7100 SERVICE MERCHANDISE DRIVE
                                               BRENTWOOD, TENNESSEE 37027
                               Telephone No:   (615) 660-3340

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 29, 2001 THROUGH NOVEMBER 25, 2001

1.  Payroll

                                                                                        WAGES                    TAXES
    OFFICERS                              TITLE                                  GROSS          NET          DUE         PAID
----------------------------------------------------------------------------------------------------------------------------------
S. CUSANO                 CHAIRMAN OF THE BOARD AND
                          CHIEF EXECUTIVE OFFICER                            $  57,500.00  $  37,046.63  $ 5,060.02  $ 15,180.07
JANE F. GILMARTIN         PRESIDENT AND CHIEF MERCHANDISING OFFICER          $ 196,250.00  $ 137,477.11  $ 3,328.06  $ 55,218.55
C. STEVEN MOORE           SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE
                          OFFICER, GENERAL COUNSEL AND SECRETARY             $  27,693.91  $  18,919.02  $ 2,084.61  $  6,477.00
MICHAEL E. HOGREFE        SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER  $  23,847.83  $  16,513.83  $ 1,724.39  $  5,396.33
ERIC A. KOVATS            SENIOR VICE PRESIDENT, STORES                      $  21,924.71  $  15,345.87  $ 1,479.16  $  4,633.03
KARREN M. PRASIFKA        VICE PRESIDENT, ASSISTANT GENERAL COUNSEL          $  16,923.08  $  11,553.29  $ 1,322.78  $  3,968.33
KENNETH A. CONWAY         VICE PRESIDENT AND CONTROLLER                      $  13,076.92  $  10,236.83  $   672.50  $  2,017.51
JOE M. ELLIOTT            VICE PRESIDENT, PROPERTY ADMINISTRATION            $  11,538.48  $   8,728.93  $   643.38  $  1,930.15
KIMBERLY B. SOUTHARD      ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING
                          AND ASSISTANT TREASURER                            $   8,846.16  $   5,905.95  $   667.97  $  2,003.92

The following associate received a payment, in accordance with the terms of her employment agreement, that is included in the amounts above.

JANE F. GILMARTIN                                                  $ 156,250.00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 29, 2001 THROUGH NOVEMBER 25, 2001

2.  INSURANCE

                                                                    COVERAGE      POLICY      EXPIRATION  PREMIUM    DATE COVERAGE
TYPE                              NAME OF CARRIER                    AMOUNT       NUMBER         DATE      AMOUNT    PAID THROUGH
---------------------------------------------------------------------------------------------------------------------------------
Property                          Fireman's Fund Insurance Co     $5 Million   01MXI97600751   12/31/01   $685,000     12/31/01
                                  Royal Indemnity Co.             $5 Million     RHD317182     12/31/01    $90,250     12/31/01
                                  Westchester Fire                $15 Million   1XA394430-0    12/31/01    $64,125     12/31/01
                                  Allianz Insurance Co            $12 Million   CLP1036568     12/31/01    $26,583     12/31/01
                                  TIG Insurance Co                $13 Million   XPT38844629    12/31/01    $28,730     12/31/01
                                  Westchester Fire                $20 Million   1XA394429-0    12/31/01    $13,500     12/31/01
                                  Allianz Insurance Co            $30 Million   CLP1036568     12/31/01    $20,250     12/31/01
                                  Allianz Insurance Co            $25 Million   CLP1036568     12/31/01     $8,500     12/31/01
Boiler & Machinery                Hartford Steam Boiler           $10 Million     4914359      12/31/01     $9,934     12/31/01
Transit                           Fireman's Fund Insurance Co     $1 Million    CCIMG72820     12/31/01    $10,000     12/31/01
Ocean Cargo                       Fireman's Fund Insurance Co     $10 Million     CR37211      12/31/01    $40,000     12/31/01
General Liability                 Ace American Ins Co             $5 Million   XSLG20577009    12/31/01   $212,279     12/31/01
Workers' Compensation             Pacific Employers Ins Co        Statutory    WLRC43024516    12/31/01   $136,566     12/31/01
WC Excess                         Ace American Ins Co             Statutory      XWC014026     12/31/01    $12,108     12/31/01
WC Contractual Indemnity          Illinois Union Insurance Co     Statutory    CTPG20577344    12/31/01    $20,500     12/31/01
Auto                              Pacific Employers Ins Co        $1 Million   ISAH07968358    12/31/01    $33,518     12/31/01
Umbrella                          Ohio Casualty Group             $50 Million   BXO52805120    12/31/01    $88,250     12/31/01
Excess Liability                  Zurich American of Illinois     $50 Million  AEC287610703    12/31/01    $30,000     12/31/01
International                     Ace American Ins Co             $1 Million     PHF051491     12/31/01     $2,500     12/31/01
Punitive Damages                  Magna Carta Ins. Ltd.           $50 Million    MCPD201058    12/31/01    $40,000     12/31/01
Punitive Damages - Excess         Zurich Ins. Co Bermuda Branch   $50 Million  ZICBB-091 PD    12/31/01     $5,000     12/31/01
Directors & Officers              Continental Insurance Co        $10 Million    300714943     03/01/02   $200,000     03/01/02
                                  Federal Insurance Co            $10 Million   81278902-A     03/01/02   $190,000     03/01/02
                                  Royal Insurance Co              $10 Million    PSF000009     03/01/02   $175,000     03/01/02
                                  Greenwich Ins. Co.              $10 Million   ELU82217-01    03/01/02   $198,949     03/01/02
                                  Zurich-American Ins. Co.        $10 Million  DOC3746468-00   03/01/02   $146,704     03/01/02
                                  Kemper Insurance Co             $10 Million   3DY00200100    03/01/02    $99,110     03/01/02
Crime                             National Union Fire Ins Co      $10 Million     8726439      03/01/02    $53,833     03/01/02
Fiduciary                         National Union Fire Ins Co      $10 Million     8726812      03/01/02    $25,839     03/01/02
Employment Practices Liability    Chubb Insurance Co              $5 Million     81278901A     03/01/02   $100,000     03/01/02
                                  National Union Fire Ins Co      $5 Million      8727499      03/01/02    $70,000     03/01/02
                                  Royal Insurance Co              $10 Million    PSF000010     03/01/02    $85,000     03/01/02
Special Crime                     Reliance Insurance Co           $25 Million   NFK1951937     05/01/02    $13,458     05/01/02

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 29, 2001 THROUGH NOVEMBER 25, 2001

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                               $     4,950
RETAIL SAFE FUNDS                                                           2,632,288

CORPORATE ACCOUNTS                                                          1,815,835

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                             1,566,792
KEY NATIONAL BANK                                                             817,658
FLEET BOSTON                                                                  890,185
FIRST UNION                                                                 5,530,247
BANK ONE LOUISIANA                                                          1,076,586
ABN - AMRO BANK                                                               200,387
COMERICA BANK                                                                 543,405
AM SOUTH                                                                    1,017,751
BANK OF AMERICA                                                               857,726
BANK OF OKLAHOMA                                                              410,390
CHASE BANK OF TEXAS                                                         2,289,887
SINGLE STORE DEPOSITORY ACCOUNTS                                              876,429
WELLS FARGO BANK                                                              156,049
BANK ONE, IN                                                                  356,304
PNC BANK                                                                    1,170,411
OAK BROOK BANK                                                              1,475,608

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)         22,919,786

OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                                 86,420
OTHER CASH ACCOUNTS                                                            77,591
                                                                          -----------

TOTAL CASH PER GENERAL LEDGER                                             $46,772,685
                                                                          ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 29, 2001 THROUGH NOVEMBER 25, 2001

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                                        ACTUAL       ACTUAL       ACTUAL       ACTUAL       TOTAL

                                           Monday      10/29/01     11/05/01     11/12/01     11/19/01     10/29/01
                                           Sunday      11/04/01     11/11/01     11/18/01     11/25/01     11/25/01
                                                      ----------   ----------   ----------   ----------   ----------
 Receipts:
    Sales receipts                                    $   13,871   $   16,359   $   18,131   $   22,818   $   71,179
    Miscellaneous receipts                                    --          457          329          368        1,154
                                                      ----------   ----------   ----------   ----------   ----------
 Total available collections                              13,871       16,816       18,460       23,186       72,333

 Disbursements:
    Merchandise disbursements                             19,927       14,067       11,115       11,851       56,960
    Non-merchandise disbursements                         13,038       15,090       16,656       12,348       57,132
                                                      ----------   ----------   ----------   ----------   ----------
 Total disbursements                                      32,965       29,157       27,771       24,199      114,092
                                                      ----------   ----------   ----------   ----------   ----------

 Net receipts/(disbursements)                         $  (19,094)  $  (12,341)  $   (9,311)  $   (1,013)  $  (41,759)
                                                      ==========   ==========   ==========   ==========   ==========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 29, 2001 THROUGH NOVEMBER 25, 2001

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                       Actual            Actual           Forecast
                                      11/25/01          12/09/01          12/30/01
                                     ----------        ----------        ----------
Ending total revolver balance        $  346,063        $  316,615        $  109,980
Term loan                                60,000            60,000            60,000
Standby letters of credit                23,416            23,260            21,310
Trade letters of credit                  12,803            18,594            29,503
                                     ----------        ----------        ----------
Total extensions of credit              442,282           418,469           220,793

Borrowing base                          506,666           501,804           381,223
                                     ----------        ----------        ----------

Availability                         $   64,384        $   83,335        $  160,430
                                     ==========        ==========        ==========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  OCTOBER 29, 2001 THROUGH NOVEMBER 25, 2001

4.  Payments to Professionals October 29, 2001 through November 25, 2001

Vendor #                    Vendor Name                                  Check Amt.       Check Date       Check #
--------------------------------------------------------------------------------------------------------------------
 57117        Deloitte and Touche                                       $ 15,546.00         10/29/01       50057041
 98378        Skadden, Arps, Slate, Meagher and Flom                    $569,615.00         10/30/01       B0026053
 50995        Brann and Isaacson                                        $  5,723.13         11/05/01       50057520
 57117        Deloitte and Touche                                       $ 35,343.00         11/07/01       50057847
 57117        Deloitte and Touche                                       $ 18,000.00         11/08/01       50057940
 57117        Deloitte and Touche                                       $ 68,950.00         11/08/01       50057941
 86237        Brusniak, Clement, Harrison and McCool, PC                $     20.00         11/08/01       50057960
 86237        Brusniak, Clement, Harrison and McCool, PC                $    309.09         11/08/01       50057961
 95384        Deloitte and Touche, LLP                                  $ 13,223.41         11/12/01       50058206
 99104        Jay Alix and Associates                                   $ 13,357.42         11/13/01       B0026143
 99454        Harwell, Howard, Hyne, Gabbert and Manner, PC             $  6,366.75         11/13/01       B0026144
 101232       E & Y Advisors, LLC                                       $ 57,669.00         11/13/01       B0026145
 101993       Rothschild, Inc.                                          $ 60,000.00         11/13/01       B0026146
 71217        Bass, Berry and Sims                                      $102,327.46         11/13/01       B0026148
 98378        Skadden, Arps, Slate, Meagher and Flom                    $239,889.00         11/13/01       B0026149
 99391        Otterbourg, Steindler, Houston and Rosen, PC              $ 42,921.25         11/13/01       B0026150
 50995        Brann and Isaacson                                        $  5,045.53         11/15/01       50058504
 57117        Deloitte and Touche                                       $  1,223.00         11/19/01       50058819
 71403        Seyfarth, Shaw, Fairweather and Geraldson                 $  1,727.24         11/21/01       50058950
 48779        Loss, Pavone and Orel                                     $  6,000.00         11/21/01       50059020
 71403        Seyfarth, Shaw, Fairweather and Geraldson                 $    521.12         11/21/01       50059021
 95384        Deloitte and Touche, LLP                                  $ 14,790.66         11/21/01       50059024
 57117        Deloitte and Touche                                       $ 14,709.00         11/23/01       50059393
 99104        Jay Alix and Associates                                   $ 11,917.84         11/23/01       B0026234
 99454        Harwell, Howard, Hyne, Gabbert and Manner, PC             $ 23,747.83         11/23/01       B0026235

FORM OPR-1 AND 2    SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                  (DEBTOR-IN-POSSESSION)
                                      (IN THOUSANDS)


                                                                NOVEMBER 25,         OCTOBER 28,
                                                                   2001                 2001
                                                                ------------        ------------
ASSETS
Current Assets:
     Cash and cash equivalents                                  $     46,773        $     17,143
     Accounts receivable                                               7,530               7,116
     Inventories                                                     542,561             540,175
     Prepaid Expenses                                                 22,663              15,804
                                                                ------------        ------------

     TOTAL CURRENT ASSETS                                            619,527             580,238
                                                                ------------        ------------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                   341,275             344,566
     Capitalized leases, net of accumulated amortization              10,407              10,571
                                                                ------------        ------------

                    TOTAL PROPERTY AND EQUIPMENT                     351,682             355,137
                                                                ------------        ------------

     Other assets and deferred charges                                35,464              35,803
                                                                ------------        ------------

     TOTAL ASSETS                                               $  1,006,673        $    971,178
                                                                ============        ============

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable to banks                                     $    346,063        $    304,196
     Accounts payable                                                 65,080              65,964
     Accrued expenses                                                 92,651              88,901
     State & local sales tax                                           9,524               7,544
     Current maturities capitalized leases                               101                 100
                                                                ------------        ------------

     TOTAL CURRENT LIABILITIES                                       513,419             466,705
                                                                ------------        ------------

FORM OPR-1 AND 2    SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                  (DEBTOR-IN-POSSESSION)
                                      (IN THOUSANDS)

                                                                NOVEMBER 25,         OCTOBER 28,
                                                                   2001                 2001
                                                                ------------        ------------
Long-Term Liabilities:
     Long-term debt                                                   60,000              60,000
     Capitalized lease obligations                                     2,303               2,312
Liabilities Subject To Compromise:
     Accrued restructuring costs                                      42,067              42,068
     Capitalized lease obligations                                    19,213              19,491
     Long-term debt                                                  406,383             407,051
     Accounts payable                                                198,948             199,211
     Accrued expenses                                                 95,429              94,140
                                                                ------------        ------------
     Total Liabilities Subject To Compromise                         762,040             761,961

     TOTAL LIABILITIES                                             1,337,762           1,290,978
                                                                ------------        ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                     49,935              49,935
     Additional paid-in-capital                                        5,881               5,881
     Deferred compensation                                              (106)               (115)
     Accumulated other comprehensive loss                             (1,941)             (1,941)
     Retained (deficit) earnings                                    (384,858)           (373,560)
                                                                ------------        ------------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                (331,089)           (319,800)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY       $  1,006,673        $    971,178
                                                                ============        ============

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  OCTOBER 29, 2001 THROUGH NOVEMBER 25, 2001

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: NOVEMBER 25, 2001
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 29, 2001 THROUGH NOVEMBER 25, 2001

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  11/25/2001
FORM OPR-4

                                              Total
                                            ---------
Trade Accounts Payable (Merchandise)        $  65,080


                                              Total
                                            ---------
Expense & other payables                    $  92,651

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 29, 2001 THROUGH NOVEMBER 25, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(Dollars in Thousands)

                                                       Date        Date           Total
                TAXES PAYABLE                        Incurred      Due             Due
Federal income tax                           **      Various      Various         $   8,418

State income tax                                     Various      Various              (695)
                                                                                  ---------

                              SUBTOTAL                                            $   7,723
                                                                                  ---------

Sales/use tax                 SUBTOTAL        *      Various      Various         $  10,366
                                                                                  ---------

Personal property tax                         *      Various      Various         $   2,387

Real estate taxes                             *      Various      Various            12,516

Inventory taxes                               *      Various      Various                --

Gross receipts/bus licenses                   *      Various      Various               302

Franchise taxes                               *      Various      Various               414
                                                                                  ---------

                             SUBTOTAL                                             $  15,619
                                                                                  ---------

TOTAL TAXES PAYABLE                                                               $  33,708
                                                                                  =========

*   liability included in accrued expenses on OPR-2

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  OCTOBER 29, 2001 THROUGH NOVEMBER 25, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


(DOLLARS IN THOUSANDS)

                                            DATE                         TOTAL DUE
                                          INCURRED     DATE DUE     (11/25/01 BALANCE)
POST PETITION SECURED DEBT
   Revolver borrowings                    04/14/00     04/14/04         $ 346,063
   Facility standby letters of credit     04/14/00     04/14/04            23,416
   Facility trade letters of credit       04/14/00     04/14/04            12,803
   Term loans                             04/14/00     04/14/04            60,000
                                                                        ---------
TOTAL EXTENSIONS OF CREDIT                                              $ 442,282
                                                                        =========
ACCRUED INTEREST PAYABLE                                                $   1,016
                                                                        =========

FORM OPR-5
               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)

                                                          ACTIVITY           ACTIVITY           ACTIVITY YTD        ACTIVITY YTD
                                                      OCTOBER 29, 2001    OCTOBER 30, 2000    JANUARY 1, 2001     JANUARY 3, 2000
                                                          THROUGH            THROUGH              THROUGH             THROUGH
                                                      NOVEMBER 25, 2001   NOVEMBER 26, 2000   NOVEMBER 25, 2001   NOVEMBER 26, 2000
                                                      -----------------   -----------------   -----------------   -----------------
Net Sales                                             $          95,304   $         112,727   $         780,247   $       1,221,174

Costs of merchandise sold and buying and occupancy
  expense                                                        69,761              80,538             576,955             958,085
                                                      -----------------   -----------------   -----------------   -----------------

Gross margin after cost of merchandise
  sold and buying and occupancy expenses                         25,543              32,189             203,292             263,089

Selling, General and Administrative Expenses:
     Net Employment Expense                                      14,410              15,176             151,473             253,152
     Net Advertising                                              7,395              11,557              47,465              73,039
     Banking and Other Fees                                       1,438               1,663              14,187              17,544
     Real Estate and Other Taxes                                  1,701               1,742              20,415              20,890
     Supplies                                                     1,106               1,190               7,869              10,701
     Communication and Equipment                                    298                 295               3,483               4,199
     Travel                                                         371                 375               3,707               5,931
     UCC and Other Services                                         244                 372              (3,842)             (7,020)
     Legal and Professional                                         330                 299               3,755               3,584
     Sales and Shipping                                              35                  46               1,045               1,142
     Insurance                                                      422                 397               4,709               4,269
     Miscellaneous                                                  (24)                 86                 506                  76
     Credit Card Services                                             3                 (45)            (22,036)               (545)
                                                      -----------------   -----------------   -----------------   -----------------
Total Selling, General and Administrative Expenses               27,729              33,153             232,736             386,962

Other expense/(income), net                                         (38)               (411)              1,345             (15,204)

FORM OPR-5
               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)


                                                          ACTIVITY           ACTIVITY          ACTIVITY YTD         ACTIVITY YTD
                                                      OCTOBER 29, 2001    OCTOBER 30, 2000    JANUARY 1, 2001     JANUARY 3, 2000
                                                          THROUGH             THROUGH             THROUGH             THROUGH
                                                      NOVEMBER 25, 2001   NOVEMBER 26, 2000   NOVEMBER 25, 2001   NOVEMBER 26, 2000
                                                      -----------------   -----------------   -----------------   -----------------
Restructuring charge (credit)                                        --                   2                  --              (2,426)

Depreciation and amortization                                     3,181               3,093              37,381              35,477
                                                      -----------------   -----------------   -----------------   -----------------

Earnings (loss) before interest, reorganization
 items, and income tax                                           (5,329)             (3,648)            (68,170)           (141,720)

Interest expense - debt                                           3,234               3,721              35,002              33,917
Interest expense - capitalized leases                               245                 280               2,855               3,256
                                                      -----------------   -----------------   -----------------   -----------------

Earnings (loss) before reorganization items,
  and income tax                                                 (8,808)             (7,649)           (106,027)           (178,893)

Reorganization Items:

     Severance                                                       --                  --                  --               9,423
     Legal and Professional                                       1,821               1,829              22,153              33,958
     Miscellaneous                                                  230                 202               2,560               2,777
     Loss (Gain) on Disposal of Assets                              439                  53               1,533              (3,004)
     Close Store Charges                                             --                (716)                246                (396)
                                                      -----------------   -----------------   -----------------   -----------------
     Total Reorganization Items                                   2,490               1,368              26,492              42,758

Earnings (loss) before income tax                               (11,298)             (9,017)           (132,519)           (221,651)
     Income tax benefit                                              --                  --                  --                  --
     Cumulative Effect of Change in Accounting
      Principles                                                     --                  --                  --                  --
                                                      -----------------   -----------------   -----------------   -----------------

Net earnings (loss)                                   $         (11,298)  $          (9,017)  $        (132,519)  $        (221,651)
                                                      =================   =================   =================   =================


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